UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 15, 2021

Silver bull resources, inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Dunsmuir Street, Suite 1610 Vancouver, B.C.		V7Y 1K4
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	604-687-5800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     Compensatory Plan, Contract of Arrangement

Silver Bull Resources, Inc. Management Retention Bonus Plan

On April 15, 2021, the board of directors of Silver Bull Resources, Inc. (“Silver Bull” or the “Company”) adopted and approved the Silver Bull Resources, Inc. Management Retention Bonus Plan (the “Silver Bull Retention Plan”) in order to encourage the retention of Silver Bull’s management team amidst the mining industry’s highly competitive market for talent and to align the team’s interests with those of the Company’s shareholders.

Pursuant to the Silver Bull Retention Plan, Silver Bull will pay cash bonuses to the named executive officers of Silver Bull in the amounts set forth in the following table upon Silver Bull reaching a market capitalization target for five consecutive trading days as set forth in the table:

Name and principal position	CDN$250 million market capitalization	CDN$500 million market capitalization	CDN$1 billion market capitalization	Total bonus opportunity
Brian D. Edgar Executive Chairman	CDN$750,000	CDN$750,000	CDN$1,500,000	CDN$3,000,000
Timothy T. Barry President and Chief Operating Officer	CDN$1,125,000	CDN$1,125,000	CDN$2,250,000	CDN$4,500,000
Christopher Richards Chief Financial Officer	CDN$375,000	CDN$375,000	CDN$750,000	CDN$1,500,000

The Silver Bull Retention Plan further provides that if Silver Bull is the subject of a successful takeover bid that exceeds CDN$250 million, Silver Bull must pay to Mr. Edgar, Mr. Barry, and Mr. Richards cash bonuses equal to 0.45%, 0.30%, and 0.15%, respectively, of the takeover bid amount, less any cash bonuses that may have previously been paid to such persons pursuant to the market capitalization targets noted above. The market capitalization targets or takeover bid must be achieved or completed by April 15, 2027 in order for any named executive officer of Silver Bull to earn the applicable bonus payment described above. Any bonus payable in the future to a named executive officer of Silver Bull will be cancelled (subject to the discretion of the board of directors of Silver Bull) if such officer is not employed directly or indirectly by Silver Bull when such bonus is earned and becomes payable. If Silver Bull lacks sufficient funds to pay any cash bonus under the Silver Bull Retention Plan, then compounded interest at 5.0% per annum will accrue until such bonus plus interest is fully paid, provided that Silver Bull may elect to make any bonus payment under the Silver Bull Retention Plan in the form of shares of Silver Bull common stock, with such shares to be valued, for the purpose of calculating the number of shares to be issued, at the 20-trading day volume-weighted average price on a trading market as of the day prior to the issuance of such shares, less 5.0%.

The foregoing description of the Silver Bull Retention Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Silver Bull Retention Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Arras Minerals Corp. Management Retention Bonus Plan

Also on April 15, 2021, the board of directors of a subsidiary of Silver Bull, Arras Minerals Corp. (“Arras Minerals”), adopted and approved the Arras Minerals Corp. Management Retention Bonus Plan (the “Arras Minerals Retention Plan”) in order to encourage the retention of the management team of Arras Minerals amidst the mining industry’s highly competitive market for talent and to align the team’s interests with those of the shareholders of Arras Minerals.

Pursuant to the Arras Minerals Retention Plan, Arras Minerals will pay cash bonuses to each of the following persons in the amounts set forth in the following table upon Arras Minerals reaching a market capitalization target for five consecutive trading days as set forth in the table (it being understood that that the common shares of Arras Minerals are not currently listed or posted for trading on any stock exchange):

Name and principal position	CDN$250 million market capitalization	CDN$500 million market capitalization	CDN$1 billion market capitalization	Total bonus opportunity
Brian D. Edgar Executive Chairman	CDN$750,000	CDN$750,000	CDN$1,500,000	CDN$3,000,000
Timothy T. Barry President and Chief Operating Officer	CDN$1,125,000	CDN$1,125,000	CDN$2,250,000	CDN$4,500,000
Christopher Richards Chief Financial Officer	CDN$375,000	CDN$375,000	CDN$750,000	CDN$1,500,000

The Arras Minerals Retention Plan further provides that if Arras Minerals is the subject of a successful takeover bid that exceeds CDN$250 million, Arras Minerals must pay to Mr. Edgar, Mr. Barry, and Mr. Richards cash bonuses equal to 0.45%, 0.30%, and 0.15%, respectively, of the takeover bid amount, less any cash bonuses that may have previously been paid to such persons pursuant to the market capitalization targets noted above. The market capitalization targets or takeover bid must be achieved or completed by April 15, 2027 in order for any officer or employee of Arras Minerals to earn the applicable bonus payment described above. Any bonus payable in the future to an officer or employee of Arras Minerals will be cancelled (subject to the discretion of the board of directors of Arras Minerals) if such officer or employee is not employed directly or indirectly by Arras Minerals when such bonus is earned and becomes payable. If Arras Minerals lacks sufficient funds to pay any cash bonus under the Arras Minerals Retention Plan, then compounded interest at 5.0% per annum will accrue until such bonus plus interest is fully paid, provided that Arras Minerals may elect to make any bonus payment under the Arras Minerals Retention Plan in the form of Arras Minerals common shares, with such shares to be valued, for the purpose of calculating the number of shares to be issued, at the 20-trading day volume-weighted average price on a trading market as of the day prior to the issuance of such shares, less 5.0%.

Arras Minerals Corp. Equity Incentive Plan

Also on April 15, 2021, the board of directors of Arras Minerals adopted and approved the Arras Minerals Corp. Equity Incentive Plan (the “Arras Minerals Equity Plan”).

Under the Arras Minerals Equity Plan, Arras Minerals may grant incentive or nonqualified stock options, restricted share units (“RSUs”) or performance share units (“PSUs”), and restricted stock to employees (including officers), directors, and consultants of Arras Minerals or any subsidiary thereof.

The maximum number of shares of Arras Minerals issuable pursuant to grants made under the Arras Minerals Equity Plan, together with all other security-based compensation arrangements of Arras Minerals, is 10.0% of the total outstanding shares of Arras Minerals from time to time or such other number as may be approved by any applicable stock exchange and the shareholders of Arras Minerals from time to time, subject to adjustments as provided under the Arras Minerals Equity Plan. The maximum number of shares of Arras Minerals that may be reserved for issuance to any one participant under the Arras Minerals Equity Plan, together with all other security-based compensation arrangements of Arras Minerals, is 5.0% of the total issued and outstanding shares of Arras Minerals from time to time. The maximum number of shares of Arras Minerals that may be issued to a director or officer of Arras Minerals or other “insider” within any one-year period, or that may be issuable to such persons at any time, under the Arras Minerals Equity Plan, or when combined with all other security-based compensation arrangements of Arras Minerals, is 10.0% of the total issued and outstanding shares of Arras Minerals from time to time.

For so long as Arras Minerals is a private company, options granted under the Arras Minerals Equity Plan must have an exercise price that is not less than 100% of the “fair market value” on the grant date. With respect to any incentive stock options granted to a person owning more than 10.0% of the total voting securities of Arras Minerals or certain parent or subsidiary corporations, the exercise price of such options must be at a price of not less than 110% of the fair market value on the grant date, and the exercise period of such options must not exceed five years. Options may be exercised on a cash or cashless basis. Unless otherwise designated by the board of directors of Arras Minerals in the applicable grant agreement, one-third of the options granted under the Arras Minerals Equity Plan must vest on each of the grant date and the first and second anniversaries of the grant date, subject to acceleration in certain circumstances. The exercise period of any option must not exceed 10 years from the grant date. Subject to the terms of the applicable grant agreement and the board of directors’ discretion, upon the termination of an optionholder’s employment or other relationship with Arras Minerals, including as a result of death or disability, outstanding options held by such person are subject to accelerated expiry, as follows: (i) upon the death or disability of an optionholder, vested options shall continue to be exercisable for 12 months while unvested options shall be forfeited; (ii) upon a resignation from Arras Minerals by an optionholder or termination of an optionholder without cause, vested options shall continue to be exercisable for 90 days while unvested options shall be forfeited; and (iii) upon the termination of an optionholder for cause, all outstanding options (vested or unvested) shall be forfeited.

Settlement of RSUs and PSUs must be made by the issuance of one share for each RSU or PSU being settled, a cash payment equal to the market price on the vesting date of the RSUs or PSUs being settled, or a combination of shares and cash, all as determined by the board of directors of Arras Minerals or as specified in the applicable grant agreement. Unless the applicable grant agreement specifies that RSUs and PSUs must be settled through the issuance of shares, settlement will occur upon or as soon as reasonably practicable following vesting and, in any event, on or before December 31 of the third year following the year in which the participant performed the services to which the grant of RSUs or PSUs relates. Subject to the terms of the applicable grant agreement and the board of directors’ discretion, upon the termination of the employment or other relationship with Arras Minerals, including as a result of death or disability, of a holder of RSUs or PSUs, all unvested entitlements shall be forfeited.

Unless otherwise specified in the grant agreement in respect of a particular award, awards granted pursuant to the Arras Minerals Equity Plan are not assignable other than by testamentary disposition or the laws of intestate succession.

The Arras Minerals Equity Plan, and any grant made pursuant to the Arras Minerals Equity Plan, may be amended without approval of the Arras Minerals shareholders, except (i) no amendment to the Arras Minerals Equity Plan or any grant made pursuant to the Arras Minerals Equity Plan may be made without the consent of a participant in the Arras Minerals Equity Plan if it adversely alters or impairs the rights of such participant in respect of any previous grant to such participant; (ii) Arras Minerals shareholder approval will be required to (A) increase the maximum number of shares issuable pursuant to the Arras Minerals Equity Plan, (B) reduce the exercise price of an outstanding option, except as permitted by the Arras Minerals Equity Plan, (C) extend the maximum term of any grant made under the Arras Minerals Equity Plan, except as permitted by the Arras Minerals Equity Plan, (D) amend the assignment provisions of the Arras Minerals Equity Plan, (E) increase the number of shares issuable to “insiders” of Arras Minerals or removing the restriction on “insider” participation in the Arras Minerals Equity Plan, (F) include other types of equity compensation involving the issuance of shares of Arras Minerals under the Arras Minerals Equity Plan or (G) amend the amendment provisions of the Arras Minerals Equity Plan or to grant additional powers to the board of directors of Arras Minerals to amend the Arras Minerals Equity Plan without shareholder approval.

The foregoing description of the Arras Minerals Equity Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Arras Minerals Equity Plan, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Issuance of Options Under the Arras Minerals Corp. Equity Incentive Plan

Also on April 15, 2021, the board of directors of Arras Minerals approved the issuance to each of the following persons, in his capacity as a director and/or officer of Arras Minerals, of non-qualified options to purchase common shares of Arras Minerals under the Arras Minerals Equity Plan in the amounts set forth below:

Name and principal position	Number of common shares of Arras Minerals underlying option award
Brian D. Edgar Executive Chairman	800,000
Timothy T. Barry President and Chief Operating Officer	1,000,000
Christopher Richards Chief Financial Officer	500,000

The options have a term of five years and an exercise price of CDN$0.50 per share. One-third of each grant vests on each of the grant date and the first and second anniversaries of the grant date.

The foregoing description of the options issued to the named executive officers of Silver Bull does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Stock Option Grant Agreement under the Arras Minerals Equity Plan, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1+	Silver Bull Resources, Inc. Management Retention Bonus Plan, dated April 15, 2021
10.2+	Arras Minerals Corp. Equity Incentive Plan, dated April 15, 2021
10.3+	Form of Stock Option Grant Agreement under Arras Minerals Corp. Equity Incentive Plan

+ Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Bull resources, inc.

Date: June 3, 2021	By:	/s/ Christopher Richards
	Name:	Christopher Richards
	Title:	Chief Financial Officer